EXHIBIT 10.1

[Chase logo]	Amendment to Amended and Restated Credit Agreement

This agreement is dated as of May 31, 2007, by and between WesBanco, Inc. (the "Borrower") and JPMorgan Chase Bank, N.A. (the "Bank"), and its successors and assigns. The provisions of this agreement are effective on the date that this agreement has been executed by all of the signers and delivered to the Bank and the Borrower has satisfied all the conditions in Section 6 of this agreement (the "Effective Date").

WHEREAS, the Borrower and the Bank entered into that certain Amended and Restated Credit Agreement dated as of July 12, 2006 (the "Credit Agreement"); and

WHEREAS, the Borrower has requested and the Bank has agreed to amend the Credit Agreement as set forth below;

NOW, THEREFORE, in mutual consideration of the agreements contained herein and for other good and valuable consideration, the parties agree as follows:

1.  DEFINED TERMS. Capitalized terms not defined herein shall have the meaning ascribed in the Credit Agreement.

2.  MODIFICATION OF CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

2.1	From and after the Effective Date, Section 1.2 of the Credit Agreement captioned "Facility A (Line of Credit)" is amended and restated to read as follows:

1.2 Facility A (Line of Credit). The Bank has approved a credit facility to the Borrower in the principal sum not to exceed $48,000,000.00 in the aggregate at any one time outstanding ("Facility A"). Credit under Facility A shall be repayable as set forth in a Line of Credit Note executed as of May 31, 2007, together with any renewals, modifications, extensions, rearrangements, restatements thereof and replacements or substitutions therefor, which is given in renewal, increase and modification of the $35,000,000.00 Line of Credit Note dated July 12, 2006, executed by the Borrower and payable to the order of the Bank.

2.2            The following definitions are added to Article 2 of the Credit Agreement:

2.25 "Call Report" means any Report of Condition and Income, Thrift Financial Report or any substantially similar report (or replacement of any such report) submitted by any Obligor or any Obligor’s Subsidiary to a Governmental Authority.

2.26 "10-K Report" means any annual report on Form 10-K submitted by any Obligor or any Obligor’s Subsidiary to a Governmental Authority, including but not limited to the Securities and Exchange Commission, along with copies of the financial statements contained in such annual report and any annual report to shareholders of any Obligor or any Obligor’s Subsidiary for the fiscal quarter then ended. Any 10-K Report shall be furnished to the Bank via the EDGAR System and/or the Obligor's or the Obligor’s Subsidiary's Home Page. If for any reason, the EDGAR System and/or the Obligor's or the Obligor’s Subsidiary's Home Page are not available to the Bank as is required for making available the 10-K Report, the Borrower shall then furnish a copy of the 10-K Report to the Bank.

2.27 "10-Q Report" means any quarterly report on Form 10-Q submitted by any Obligor or any Obligor’s Subsidiary to a Governmental Authority, including but not limited to the Securities and Exchange Commission, along with copies of the financial statements contained in such quarterly report and any quarterly report to shareholders of any Obligor or any Obligor’s Subsidiary for the fiscal quarter then ended. Any 10-Q Report shall be furnished to the Bank via the EDGAR System and/or the Obligor's or the Obligor’s Subsidiary's Home Page. If for any reason, the EDGAR System and/or the Obligor's or the Obligor’s Subsidiary's Home Page are not available to the Bank as is required for making available the 10-Q Report, the Borrower shall then furnish a copy of the 10-Q Report to the Bank.

2.28 "EDGAR System" means the electronic Data Gathering Analysis and Retrieval System owned and operated by the United States Securities and Exchange Commission or any replacement system.

                                                2.29   "Home Page" means any corporate home page on the World Wide Web accessible through the Internet via a universal resource locator ("URL"). The
                                                Borrower shall designate in writing to the Bank the URL

                                                 identification of the Home Page, if any, of each Obligor and each Obligor's Subsidiary required to submit any 10-K or 10-Q Report. As of the date of this agreement, the Borrower's Home Page may be accessed via the URL identified as
                                                "http://www.wesbanco.com/".

2.3           From and after the Effective Date, the text of the provision in Section 4.1 of the Credit Agreement captioned “Financial Information” is amended to replace the language now reading “Furnish to Bank in Proper Form (1) the financial statements prepared in conformity with GAAP on consolidated and consolidating bases and the other information described in, and within the times required by, Exhibit A, Reporting Requirements, Financial Covenants and Compliance Certificate attached hereto and incorporated herein by reference;”

with the following:

                                "Furnish to Bank in Proper Form (1) the financial statements prepared in conformity with GAAP on a consolidated basis and the other information described in, and within the times required by, Exhibit A, Reporting Requirements, Financial Covenants and Compliance Certificate attached hereto and incorporated herein by reference;"

2.4
From and after the Effective Date, the text of the provision in Section 5.5 of the Credit Agreement captioned "Use of Proceeds" is deleted and replaced with "5.5 Reserved." so that the provision reads "5.5 Reserved. "

2.5	From and after the Effective Date, Section 6.6 of the Credit Agreement captioned "Facility A (Line of Credit)" is amended and restated to read as follows:

6.6         Regulation U; Business Purpose. Except for the Borrower's repurchase of treasury stock that is not retired, none of the proceeds of any of the Credit Facilities will be used to purchase or carry, directly or indirectly, any margin stock or for any other purpose which would make this credit a "purpose credit" within the meaning of Federal Reserve Board Regulation U ("Regulation U") or not an exempt transaction under Regulation U. All Credit Facilities will be used for working capital and general business purposes and for the express purposes that the Borrower has informed the Bank that it will use the credit. None of the stock of the Borrower's Subsidiaries is margin stock as defined in Regulation U. At the Bank's request, the Borrower will furnish a completed Federal Reserve
               Board Form U-1 and, if subject to Regulation U, take such steps and execute such other documents and grant such Liens as required by the Bank.

2.6	From and after the Effective Date, Exhibit A to the Credit Agreement is amended and replaced with the Exhibit A attached hereto and incorporated in this Agreement by reference for all purposes.

3.	RATIFICATION. The Borrower ratifies and reaffirms the Credit Agreement and the Credit Agreement shall remain in full force and effect as modified herein.

4.
       BORROWER REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants that (a) the representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date of this agreement, (b) no condition, act or event which could constitute an event of default under the Credit Agreement or any promissory note or credit facility executed in reference to the Credit Agreement exists, and (c) no condition, event, act or omission has occurred, which, with the giving of notice or passage of time, would constitute an event of default under the Credit Agreement or any promissory note or credit facility executed in reference to the Credit Agreement.

5.
       FEES AND EXPENSES. The Borrower agrees to pay all fees and out-of-pocket disbursements incurred by the Bank in connection with this agreement, including legal fees incurred by the Bank in the preparation, consummation, administration and enforcement of this agreement.

6.
       EXECUTION AND DELIVERY. This agreement shall become effective only after it is fully executed by the Borrower and the Bank and the Bank has received from the Borrower that certain Line of Credit Note dated as of May 31, 2007, in the original principal amount of $48,000,000.00 duly executed by the Borrower and payable to the Bank and any other documents as may be requested by the Bank.

7.
       ACKNOWLEDGEMENTS OF THE BORROWER. The Borrower acknowledges that as of the date of this agreement it has no offsets with respect to all amounts owed by the
       Borrower to the Bank arising under or related to the Credit Agreement on or prior to the date of this agreement. The Borrower fully, finally and forever releases and discharges the
       Bank and its successors, assigns, directors, officers, employees, agents and representatives from any and all claims, causes of action, debts and liabilities, of whatever kind or nature, in law or in equity, of the Borrower, whether now known or unknown to the Borrower, which may have arisen in connection with the Credit Agreement or the actions or omissions of the Bank related to

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             the Credit Agreement on or prior to the date hereof. The Borrower acknowledges and agrees that this agreement is limited to the terms outlined above, and shall not be construed as an agreement to change any other terms or provisions of the Credit Agreement. This agreement shall not establish a course of dealing or be construed as evidence of any willingness on the Bank's part to grant other or future agreements, should any be requested.

8.        NOT A NOVATION. This agreement is a modification only and not a novation. Except for the above-quoted modification(s), the Credit Agreement, any loan agreements, credit agreements, reimbursement agreements, security agreements, mortgages, deeds of trust, pledge agreements, assignments, guaranties, instruments or documents executed in connection with the Credit Agreement, and all the terms and conditions thereof, shall be and remain in full force and effect with the changes herein deemed to be incorporated therein. This agreement is to be considered attached to the Credit Agreement and made a part thereof. This agreement shall not release or affect the liability of any guarantor of any promissory note or credit facility executed in reference to the Credit Agreement or release any owner of collateral granted as security for the Credit Agreement. The validity, priority and enforceability of the Credit Agreement shall not be impaired hereby. To the extent that any provision of this agreement conflicts with any term or condition set forth in the Credit Agreement, or any document executed in conjunction therewith, the provisions of this agreement shall supersede and control. The Bank expressly reserves all rights against all parties to the Credit Agreement.

                                              Borrower:

                                              WesBanco, Inc.

                                               By:  /s/ Robert H. Young

                                                        Robert H. Young                                                                EVP-CFO
                                                                                     Printed Name                                                                                                                             Title

                                                                                                                                   Date Signed:   June 22, 2007

                                                                                                                                                                             Bank:

                                                                                                                                                                             JPMorgan Chase Bank, N.A.

                                                                                                                                                                             By: /s/ Jennifer Fitzgerald

                                                                                                                                                                                    Jennifer Fitzgerald
                                                                                                                                                                                                                                                                               Printed Name                                                                                                                                      Title

                                                                                                                                                                             Date Signed: June 25, 2007

Belita Garnett \ OH00002000068397
801731290000
Modified by Middle Market Legal – West\rln

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